Supplement dated December 26, 2006

to the current Statements of Additional Information (“SAIs”)

for the following Registrants

(dates of which are indicated in parentheses)

ING Series Fund, Inc.

Domestic Equity and Income Funds

Domestic Equity Growth Funds

Domestic Equity Index Funds

Strategic Allocation Funds

(September 30, 2006)

Global and International Equity Funds

(February 28, 2006)

ING Aeltus Money Market Fund

Brokerage Cash Reserves

(July 31, 2006)

ING GET Fund

ING VP Balanced Portfolio, Inc.

ING VP Money Market Portfolio

ING VP Intermediate Bond Portfolio

ING Variable Funds

ING Variable Portfolios, Inc.

ING Strategic Allocation Portfolios, Inc.

(April 28, 2006)

Effective December 13, 2006, Shaun P. Mathews has been elected President and Chief Executive Officer (“CEO”) to the above listed Registrants.  All references to James M. Hennessy, who has retired as the President and CEO to the above listed Registrants, are hereby deleted in their entirety and replaced with Shaun P. Mathews.  Please see the following table for additional biographical information:

Name, Address and Age	Position Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	December 2006 – Present

President and Chief Executive Officer, ING Investments, LLC[2] and President and Chief Executive Officer, ING Funds Services, LLC[3] (December 2006 – Present); Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present); CMO, ING USFS (April 2002 – October 2004); Head of Rollover/Payout (October 2001– December 2003).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE